SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 3, 2002
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

     The Ford Motor Company ("Ford") news release dated December 3, 2002 concerning U.S. retail sales of Ford vehicles in November 2002 and Ford's North American and Overseas Production schedule dated December 3, 2002, filed as Exhibits 99.1 and 99.2, respectively, to this report, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99.1               Ford Motor Company News
                           Release dated
                           December 3, 2002            Filed with this Report


Exhibit 99.2               Ford Motor Company
                           North American Production
                           and Overseas Sales schedule
                           dated December 3, 2002      Filed with this Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  December 3, 2002              By: /s/ S. P. Thomas
                                             -------------------
                                             S. P. Thomas
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

 Exhibit 99.1              Ford Motor Company News
                           Release dated
                           December 3, 2002


Exhibit 99.2               Ford Motor Company
                           North American Production
                           and Overseas Sales schedule
                           dated December 3, 2002




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